Exhibit 10.4

ATLASSIAN CORPORATION PLC

2014 RESTRICTED SHARE UNIT PLAN

PART A: EMPLOYEE PART

SECTION 1.              GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Atlassian Corporation PLC 2014 Restricted Share Unit Plan (the “Plan”). The purpose of the Plan is to encourage and enable Eligible Persons of Atlassian Corporation PLC (including any successor entity, the “Company”) and its Subsidiaries (each being a “Group Company”), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Articles” means the Company’s Articles of Association, as amended from time to time.

“Award” or “Awards,” means a grant of Restricted Share Units under the Plan.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s) (unless another definition is provided in an applicable employment agreement or other applicable written agreement between the grantee and the Company) and if no such definition of “Cause” exists, then it shall mean (i) the grantee’s willful failure to perform his or her duties and responsibilities to the Company or the grantee’s violation of any written Company policy; (ii) the grantee’s commission of any act of fraud, embezzlement, dishonest or any other willful misconduct that has caused or is reasonably expected to result in injury to the Company (iii) the grantee’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the grantee owes an obligation of nondisclosure as a result of his or her relationship with the Company; of (iv) the grantee’s material breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a grantee’s Service Relationship has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the grantee. The foregoing definition does not in any way limit the Company’s ability to terminate (in relation to Part A) a grantee’s employment or (in relation to Part B) a grantee’s consulting relationship at any time, and the term “Company” shall be interpreted to include any Subsidiary or Affiliate, or any successor thereto, if appropriate.

“Class A Ordinary Shares” means class A ordinary shares in the capital of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Disability” means “disability” as defined in Section 422(c) of the Code.

“Effective Date” means the date on which the Plan is adopted as set forth on the final page of the Plan.

“Eligible Persons” means the full-time and part-time employees of the Group (including executive directors).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Shares on any given date means the fair market value of the Shares determined in good faith by the Committee based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code. If the Shares are admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Shares are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any permitted transferee.

“Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held.

“Part A” means Part A of the Plan;

“Part B” means Part B of the Plan; “Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Qualified Listing” has the meaning given in the Articles.

“Restricted Shares” means a restricted share in the capital of the Company.

“Restricted Share Unit” means an Award of phantom share units to a grantee, which may be settled in cash or Shares as determined by the Committee.

“Sale Event” means an Exit (as defined in the Articles) or any other acquisition of the business of the Company, as determined by the Board; provided, however, that the Company’s Initial Public Offering, any subsequent public offering or another capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as an employee (including an executive director) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an employee’s status changes from full-time employee to part-time employee or Consultant). The following shall not constitute the cessation of a Service Relationship: (i) a transfer of employment to the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Shares” means Class A Ordinary Shares or Restricted Shares.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

SECTION 2.                            ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)                                 Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two directors. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b)                                 Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)                                     to select the individuals to whom Awards may from time to time be granted and to determine whether the Awards are granted under Part A or Part B;

(ii)                                  to determine the time or times of grant, and the amount, if any, of Restricted Share Units granted to any one or more grantees;

(iii)                               to determine the number of Shares to be covered by any Award and, whether such Shares shall be Class A Ordinary Shares or Restricted Shares;

(iv)                              to determine and, subject to the terms or the Plan, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v)                                 to accelerate at any time the vesting of all or any portion of any Award;

(vi)                              to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii)                           to modify or otherwise adjust the vesting of Awards (including, but not limited to, extending on a proportionate basis the vesting period) in the event that a grantee changes between full-time and part-time status or takes a leave of absence;

(viii)                        at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c)                                  Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award and which shall state whether the Award was granted under Part A or Part B.

(d)                                 Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e)                                  Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and any Subsidiary operate or have Eligible Persons eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3.                            SHARES ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a)                                 Shares Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be ten million five hundred thousand (10,500,000) Class A Ordinary Shares and zero (0) Restricted Shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated and Shares that are withheld upon settlement of an Award to cover the tax withholding shall be added back to the Shares available for issuance under the Plan. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

(b)                                 Changes in Shares. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the Company’s capital shares, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the repurchase price, if any, per Share subject to each outstanding Award. The Committee shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporation Code and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c)                                  Sale Events.

(i)                                     In the case of and subject to the consummation of a Sale Event, all unvested Restricted Share Units (other than those becoming vested as a result of the Sale Event) issued hereunder shall be forfeited immediately prior to the effective time of any such Sale Event unless assumed or continued by the successor entity, or awards of the successor entity or parent thereof are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration pursuant to the terms of any Award Agreement).

(ii)                                  Notwithstanding anything to the contrary in Section 3(c)(i), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Share Units, without the consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4.                            ELIGIBILITY

Grantees under the Plan will be such Eligible Persons who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5.                            TERMS OF AWARDS

(a)                                 Nature of Restricted Share Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Share Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Share Unit at the time of grant. Vesting conditions may be based on continuing Service Relationship, achievement of pre-established performance goals and objectives and/or other such criteria as the Committee may determine. Upon the grant of Restricted Share Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. Unless otherwise provided in an Award Agreement for a particular Award, on or promptly following the vesting date or dates applicable to any Restricted Share Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Share Unit(s) shall be settled in the form of cash or Shares, as specified in the Award Agreement. Restricted Share Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b)                                 Rights as a Shareholder. A grantee shall have the rights of a shareholder only as to Shares, if any, acquired upon settlement of Restricted Share Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Share Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated shares), and the grantee’s name has been entered in the books of the Company as a shareholder.

(c)                                  Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Share Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

SECTION 6.                            TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a)                                 Restrictions on Transfer.

(i)                                     Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) the transfer is in compliance with the Articles, the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section, (ii) the transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (iii) the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions:

(A)                               Allowable Transfers. The Holder may transfer any or all of the Shares in accordance with the Articles (including without limitation Article 5.3 (Allowable transfers) of the Articles applicable as at the date of the Plan or such successor or equivalent provision as may be applicable from time to time); provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section) and such any transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company and shall deliver a share power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

(B)                               Transfers Upon Death. Upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holder’s death by the Holder’s legal personal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.

(b)                                 [RESERVED.]

(c)                                  Escrow Arrangement.

(i)                                     Escrow. In order to carry out the provisions of this Section of this Plan more effectively, the Company shall hold any Shares issued pursuant to Awards granted under the Plan in escrow together with separate share powers executed by the Holder in blank for transfer. The Company shall not dispose of the Shares except as otherwise provided in this Plan. At such time as any Shares are no longer subject to the Company’s first refusal rights, the Company shall, at the written request of the Holder, deliver to the Holder a certificate representing such Shares with the balance of the Shares to be held in escrow pursuant to this Section.

(ii)                                  Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of this Sections and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related share power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of this Section, such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its share transfer book or in any appropriate manner.

(d)                                 Lockup Provision. In respect of any Shares not transferred by a Holder on a Qualified Listing, the Holder must not transfer such Shares for a period of 180 days (or such shorter period as resolved by the Board which is permitted by the terms of the applicable underwriting agreement) after the Qualified Listing. In respect of any Shares that are issued after the Qualified Listing as a result of the settlement of Awards that were in issue immediately prior to the Qualified Listing, the holder of those Shares must not transfer such Shares for a period of 180 days (or such shorter period as resolved by the Board in a manner permitted by the terms of the applicable underwriting agreement) after the Qualified Listing. The restriction in this paragraph does not apply to Shares issued by the Company or Shares sold by a Holder pursuant to the Qualified Listing.

(e)                                  Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the Shares, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.

SECTION 7.                            TAX WITHHOLDING NOMINAL VALUE

(a)                                 Tax Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes and/or any social security liability of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver share certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b)                                 Tax Payment in Shares. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c)                                  Payment of Nominal Value. Unless the Committee determines otherwise, , each grantee shall be responsible for the payment of the nominal value with respect to any Shares to be issued to such grantee pursuant to the settlement of an Award. The nominal value may be satisfied by payment of such amount in cash or other form of consideration acceptable to the Committee or through the required sale of enough Shares to satisfy the aggregate nominal value due.

SECTION 8.                            SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.

SECTION 9.                            AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. To the extent determined by the Committee to be required, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3.

SECTION 10.                     STATUS OF PLAN

With respect to the portion of any Award that has not been settled, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 11.                     GENERAL PROVISIONS

(a)                                 No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and share exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.

(b)                                 Delivery of Share Certificates. Share certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided that share certificates to be held in escrow pursuant to the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Shares shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c)                                  No continued Service Relationship Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to a continued Service Relationship with the Company or any Subsidiary.

(d)                                 Trading Policy Restrictions. Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e)                                  Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f)                                   Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Shares, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the Shares represented hereby are subject to the restrictions, terms and conditions (including restrictions against transfers) contained in the ATLASSIAN CORPORATION PLC 2014 RESTRICTED SHARE UNIT PLAN and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

(g)                                  Waiver of rights to compensation: By participating in the Plan, the grantee waives all and any rights to compensation or damages in consequence of the termination of his Service Relationship with any past or present Group Company for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from his ceasing to have rights under the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan, any determination by the Committee pursuant to a discretion contained in the Plan or in any award documentation or the provisions of any statute or law relating to taxation.

SECTION 12.                     EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and shall be approved by shareholders in accordance with applicable law and the Articles and bylaws within 12 months thereafter. If the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by shareholders and to the requirement that no Shares may be issued hereunder prior to such approval, Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board.

SECTION 13.                     GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with California law, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

PART B: NON-EMPLOYEE PART

1.                                      DEFINITIONS:

In this Part B, the words and expressions used in Part A shall bear, unless the context otherwise requires, the same meaning herein save to the extent that any Rule in this Part B shall provide to the contrary.

“Consultant” means any natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities;

“Eligible Persons” means any officers, non-executive directors, Consultants and other key persons of the Group.

“Service Relationship” means any relationship as a non-executive director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from Consultant to full-time employee or to part-time employee). The following shall not constitute the cessation of a Service Relationship: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to continued service is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

2.                                      APPLICATION OF PART B

All the provisions in the rules of Part A shall be incorporated into this Part B as if fully set out herein and so as to be part of Part B and (for avoidance of doubt) Shares allocated under this Part B shall be taken into account for the purposes of Rule 3(a) of Part A. For the avoidance of doubt, the provisions of this Part B shall not apply to Awards granted under Part A.

Employee Award Agreement

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

EMPLOYEE RESTRICTED SHARE UNIT AWARD AGREEMENT

UNDER PART A OF THE ATLASSIAN CORPORATION PLC

2014 RESTRICTED SHARE UNIT PLAN

Name of Grantee:
No. of Restricted Share Units Granted:
Grant Date:
Vesting Commencement Date:
Expiration Date:

Pursuant to Part A of the Atlassian Corporation Plc 2014 Restricted Share Unit Plan (the “Plan”) and the terms and conditions set forth in this Employee Restricted Share Unit Award Agreement (the “Award Agreement”), Atlassian Corporation Plc (together with any successor, the “Company”), hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above. Each Restricted Share Unit shall relate to one Share of Class A Ordinary Shares. The Award shall be governed by and subject to the terms of the Plan and this Award Agreement.

1.                                      Restrictions on Transfer of Award. The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and, subject to the restrictions contained in this Award Agreement and the Plan, Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Section 2 of this Award Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Award Agreement. In addition, the Restricted Share Units and any Shares issuable upon settlement of the Restricted Share Units, shall be subject to the restrictions contained in the Plan.

2.                                      Conditions and Vesting of Restricted Share Units. The Restricted Share Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Share Units will be deemed vested and may be settled in accordance with Section 4 of this Award Agreement.

(a)                                 Time Condition. Subject to the Performance Vesting described in paragraph (b) below, twenty-five (25) percent of the Restricted Share Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date (the “Cliff Date”);

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provided that the Grantee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining seventy-five (75) percent of the Restricted Share Units shall satisfy the Time Condition in twelve (12) equal quarterly installments on each quarterly anniversary following the Cliff Date, provided the Grantee continues to have a Service Relationship with the Company at such time. For example, if the first anniversary of the Vesting Commencement Date were February 18, then the quarterly anniversary would occur on May 18, August 18, November 18 and February 18 over the following twelve (12) quarters. Notwithstanding anything in this Award Agreement to the contrary in the case of a Sale Event, the Restricted Share Units shall be treated as provided in Section 3 of the Plan.

(b)                                 Performance Vesting. Subject to the Time Condition described in paragraph (a) above, the Restricted Share Units shall only satisfy the Performance Vesting on the first to occur of (i) a Sale Event or (ii) the Company’s Initial Public Offering, in either case, prior to the Expiration Date.

(c)                                  Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Share Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Share Units have not satisfied both the Time Condition and the Performance Vesting, such Restricted Share Units shall expire and be of no further force or effect on the Expiration Date.

(d)                                 Nominal value of the Shares. It is a condition of the Award that the Grantee shall pay to the Company an amount equal to the nominal value of the Shares issued by the Company to the Grantee pursuant to this Award Agreement.

3.                                      Termination of Service Relationship. If the Grantee’s Service Relationship with the Group terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in Section 2(a) above, any Restricted Share Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Share Units. Any Restricted Share Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Vesting set forth in Section 2(b) above, but shall expire and be of no further force or effect on the Expiration Date; provided, however that if the Grantee’s Service Relationship with the Company is terminated for Cause, all Restricted Share Units, including any that have satisfied the Time Condition, shall terminate and be forfeited as of the date of such termination for Cause.

4.                                      Receipt of Shares. As soon as practicable following each Vesting Date, but in no event later than March 15th of the year following the calendar year in which the Vesting Date occurs, the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have satisfied the Time Condition and Performance Vesting pursuant to Section 2 of this Award Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Shares. Notwithstanding any other provision of the Plan or this Award Agreement, the Grantee authorises the Board to procure, on the Grantee’s behalf, that a portion of the Shares (or depositary shares —see below) issued to the Grantee on or shortly after each Vesting Date are

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sold on the Grantee’s behalf (pursuant to this authorisation and without further consent) to meet the obligation to pay the aggregate nominal value of the Shares issued at such time pursuant to Section 2(d), and the proceeds shall be paid to the Company. Any Shares issued to a Grantee shall be subject to the terms of the Articles. The Company may satisfy its obligation under this section by procuring the creation, delivery or transfer to the Grantee of depositary shares (and, if in certificated form, accompanying depositary receipts) representing the Shares which would otherwise be issued pursuant to this section. Any such depositary shares and/or receipts will be created and delivered in accordance with and subject to the terms of a deposit agreement to be entered into between the Company and a depositary chosen and appointed by the Company, on such terms as the Board in its absolute discretion considers to be appropriate, for the purposes of administering such a depositary programme. References in this Award Agreement to Shares or the issue of Shares shall consequently be read as including such depositary shares and/or receipts or the creation, delivery or transfer of such depositary shares and/or receipts as appropriate. Grantees are deemed to consent to the Shares being held by the depositary in accordance with the terms of the deposit agreement.

5.                                      Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in the Plan. Capitalized terms in this Award Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Responsibility for Taxes. The Grantee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary which employs the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, social security liabilities, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Share Units, including, but not limited to, the grant, vesting or settlement of the Restricted Share Units, the subsequent sale of any Shares acquired under the Plan and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Share Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations, if any, with regard to all Tax-Related Items by one or a combination of the following:

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(1)                                 withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; or

(2)                                 withholding from proceeds of the sale of Shares acquired upon settlement of the Restricted Share Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent) which method may be limited to Grantees who are not subject to the reporting requirements of Section 16 of the Exchange Act; or

(3)                                 withholding from Shares to be issued upon settlement of the Restricted Share Units the number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due; or

(4)                                 by any other method deemed by the Company to comply with applicable laws.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee is deemed to have been issued the full number of shares subject to the vested Restricted Share Units, notwithstanding that a number of the shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, the Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

7.                                      Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that:

(a)                                 any Shares issued pursuant to this Award are subject to restrictions on transfer and certain post-IPO lockup provisions as set forth in the Plan;

(b)                                 the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(c)                                  the grant of the Restricted Share Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted share units, or benefits in lieu of restricted share units, even if restricted share units have been granted in the past;

(d)                                 all decisions with respect to future restricted share units or other grants, if any, will be at the sole discretion of the Company;

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(e)                                  the Award and the Grantee’s participation in the Plan shall not be interpreted as forming an employment contract with the Company;

(f)                                   the Grantee is voluntarily participating in the Plan;

(g)                                  the Award and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(h)                                 the Award and any Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments;

(i)                                     the future value of the Shares underlying the Award is unknown, indeterminable, and cannot be predicted with certainty;

(j)                                    no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s employment relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and in consideration of the grant of the Restricted Share Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Employer, the Company or any other Subsidiary, waives his or her ability, if any, to bring any such claim, and releases the Employer, the Company and any other Subsidiary from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k)                                 unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Share Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(l)                                     neither the Employer, the Company nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Award or of any amounts due to the Grantee pursuant to settlement of the Award or the subsequent sale of any Shares acquired upon settlement.

8.                                      No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee acknowledges and agrees that he/she has not received any advice from the Company (nor any of its subsidiaries), whether of a general or personal nature. The Grantee acknowledges and agrees that he/ she should obtain his/ her own advice, including consulting with his or her

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own tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

9.                                      Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Award Agreement and any other Award grant materials by and among, as applicable, the Employer, the Company and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company and the Employer may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

The Grantee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Grantee Restricted Share Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

10.                               Governing Law; Venue. The Award and the provisions of this Award Agreement are governed by, and subject to, the laws of the State of California, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Award Agreement, relating to it, or arising from it, the parties hereby submit to and consent

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to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including any courts where this grant is made and/or to be performed.

11.                               Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.                               Language. If the Grantee has received this Award Agreement, or any other document related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13.                               Severability. The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

14.                               Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that, depending on the Grantee’s country of residence, the Grantee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Grantee’s ability to acquire or sell Shares or rights to Shares (e.g., Restricted Share Units) under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the Grantee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

15.                               Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any Shares issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

16.                               Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by the Grantee or any other Plan participant.

17.                               Miscellaneous Provisions.

(a)                                 Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Award Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Award Agreement.

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(b)                                 Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, share dividend, share split, reverse share split or other similar change in the Shares, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Award Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of, this Award or Shares acquired pursuant thereto.

(c)                                  Change and Modifications. This Award Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(d)                                 Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Award Agreement and shall not be considered in the interpretation of this Award Agreement.

(e)                                  Saving Clause. If any provision(s) of this Award Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(f)                                   Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(g)                                  Benefit and Binding Effect. This Award Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Award Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(h)                                 Counterparts. For the convenience of the parties and to facilitate execution, this Award Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(i)                                     Integration. This Award Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

18.                               Dispute Resolution.

(a)                                 Except as provided below, any dispute arising out of or relating to the Plan or the Award, this Award Agreement, or the breach, termination or validity of the Plan, the Award or this Award Agreement, shall be finally settled by binding arbitration conducted

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expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b)                                 The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c)                                  The Company, the Grantee, each party to the Award Agreement and any other holder of Shares issued pursuant to this Award Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d)                                 Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Award Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

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19.                               Acknowledgements of the Grantee.

(a)                                 Investment Intent at Grant. The Grantee represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(b)                                 Investment Intent at Settlement. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of this Award resulting in the transfer of Shares that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(c)                                  No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Award Agreement to continue the Grantee’s Service Relationship, and neither the Plan nor this Award Agreement shall interfere in any way the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.

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Employee Award Agreement

The foregoing Award Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ATLASSIAN CORPORATION PLC

By:
Name:
Title:

Address:

By clicking accept, the Grantee agrees that this Award is granted under, and governed by the terms and conditions of, Part A of the 2014 Restricted Share Unit Plan and this Award Agreement, specifically including the arbitration provisions set forth in this Award Agreement. This Award Agreement includes important acknowledgements of the Grantee, each of which are accepted and confirmed by the Grantee’s electronic acceptance below. Electronic acceptance of this Award Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

GRANTEE: [Solium to merge Grantee’s
Name and Address here]

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Non-Employee Award Agreement

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

NON-EMPLOYEE RESTRICTED SHARE UNIT AWARD AGREEMENT

UNDER PART B OF THE ATLASSIAN CORPORATION PLC

2014 RESTRICTED SHARE UNIT PLAN

Name of Grantee:
No. of Restricted Share Units Granted:
Grant Date:
Vesting Commencement Date:
Expiration Date:

Pursuant to Part B of Atlassian Corporation Plc 2014 Restricted Share Unit Plan (the “Plan”) and the terms and conditions set forth in this Non-Employee Restricted Share Unit Award Agreement (the “Award Agreement”), Atlassian Corporation Plc (together with any successor, the “Company”), hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above. Each Restricted Share Unit shall relate to one Share of Class A Ordinary Shares. The Award shall be governed by and subject to the terms of the Plan and this Award Agreement.

1.                                      Restrictions on Transfer of Award. The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and, subject to the restrictions contained in this Award Agreement and the Plan, Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Section 2 of this Award Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Award Agreement. In addition, the Restricted Share Units and any Shares issuable upon settlement of the Restricted Share Units, shall be subject to the restrictions contained in the Plan.

2.                                      Conditions and Vesting of Restricted Share Units. The Restricted Share Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Share Units will be deemed vested and may be settled in accordance with Section 4 of this Award Agreement.

(a)                                 Time Condition. Subject to the Performance Vesting described in paragraph (b) below, twenty-five (25) percent of the Restricted Share Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date (the “Cliff Date”);

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provided that the Grantee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining seventy-five (75) percent of the Restricted Share Units shall satisfy the Time Condition in twelve (12) equal quarterly installments on each quarterly anniversary following the Cliff Date, provided the Grantee continues to have a Service Relationship with the Company at such time. For example, if the first anniversary of the Vesting Commencement Date were February 18, then the quarterly anniversary would occur on May 18, August 18, November 18 and February 18 over the following twelve (12) quarters. Notwithstanding anything in this Award Agreement to the contrary in the case of a Sale Event, the Restricted Share Units shall be treated as provided in Section 3 of the Plan.

(b)                                 Performance Vesting. Subject to the Time Condition described in paragraph (a) above, the Restricted Share Units shall only satisfy the Performance Vesting on the first to occur of (i) a Sale Event or (ii) the Company’s Initial Public Offering, in either case, prior to the Expiration Date.

(c)                                  Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Share Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Share Units have not satisfied both the Time Condition and the Performance Vesting, such Restricted Share Units shall expire and be of no further force or effect on the Expiration Date.

(d)                                 Nominal value of the Shares. It is a condition of the Award that the Grantee shall pay to the Company an amount equal to the nominal value of the Shares issued by the Company to the Grantee pursuant to this Award Agreement.

3.                                      Termination of Service Relationship. If the Grantee’s Service Relationship with the Group terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in Section 2(a) above, any Restricted Share Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Share Units. Any Restricted Share Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Vesting set forth in Section 2(b) above, but shall expire and be of no further force or effect on the Expiration Date; provided, however that if the Grantee’s Service Relationship with the Company is terminated for Cause, all Restricted Share Units, including any that have satisfied the Time Condition, shall terminate and be forfeited as of the date of such termination for Cause.

4.                                      Receipt of Shares. As soon as practicable following each Vesting Date, but in no event later than March 15th of the year following the calendar year in which the Vesting Date occurs, the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have satisfied the Time Condition and Performance Vesting pursuant to Section 2 of this Award Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Shares. Notwithstanding any other provision of the Plan or this Award Agreement, the Grantee authorises the Board to procure, on the Grantee’s behalf, that a portion of the Shares (or depositary shares —see below) issued to the Grantee on or shortly after each Vesting Date are

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sold on the Grantee’s behalf (pursuant to this authorisation and without further consent) to meet the obligation to pay the aggregate nominal value of the Shares issued at such time pursuant to Section 2(d), and the proceeds shall be paid to the Company. Any Shares issued to a Grantee shall be subject to the terms of the Articles. The Company may satisfy its obligation under this section by procuring the creation, delivery or transfer to the Grantee of depositary shares (and, if in certificated form, accompanying depositary receipts) representing the Shares which would otherwise be issued pursuant to this section. Any such depositary shares and/or receipts will be created and delivered in accordance with and subject to the terms of a deposit agreement to be entered into between the Company and a depositary chosen and appointed by the Company, on such terms as the Board in its absolute discretion considers to be appropriate, for the purposes of administering such a depositary programme. References in this Award Agreement to Shares or the issue of Shares shall consequently be read as including such depositary shares and/or receipts or the creation, delivery or transfer of such depositary shares and/or receipts as appropriate. Grantees are deemed to consent to the Shares being held by the depositary in accordance with the terms of the deposit agreement.

5.                                      Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in the Plan. Capitalized terms in this Award Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Responsibility for Taxes. The Grantee acknowledges that he or she is responsible for any tax liabilities that arise in connection with the Award. The Grantee further acknowledges that the Group (i) make no representations or undertakings regarding the treatment of any tax liabilities in connection with any aspect of the Restricted Share Units, including, but not limited to, the grant, vesting or settlement of the Restricted Share Units, the subsequent sale of any Shares acquired under the Plan and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Share Units to reduce or eliminate the Grantee’s liability for tax or achieve any particular tax result. Further, if the Grantee is subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, as applicable, the Grantee acknowledges that it is the Grantee’s responsibility to settle such liabilities..

7.                                      Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that:

(a)                                 any Shares issued pursuant to this Award are subject to restrictions on transfer and certain post-IPO lockup provisions as set forth in the Plan;

(b)                                 the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(c)                                  the grant of the Restricted Share Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted share units, or

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benefits in lieu of restricted share units, even if restricted share units have been granted in the past;

(d)                                 all decisions with respect to future restricted share units or other grants, if any, will be at the sole discretion of the Company;

(e)                                  the Award and the Grantee’s participation in the Plan shall not be interpreted as forming an employment contract with the Company;

(f)                                   the Grantee is voluntarily participating in the Plan;

(g)                                  the Award and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(h)                                 the Award and any Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any, termination, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments, if any;

(i)                                     the future value of the Shares underlying the Award is unknown, indeterminable, and cannot be predicted with certainty;

(j)                                    no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s Service Relationship (for any reason whatsoever), and in consideration of the grant of the Restricted Share Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Company or any Subsidiary, waives his or her ability, if any, to bring any such claim, and releases the Company and any other Subsidiary from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k)                                 unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Share Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(l) neither the Company nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Award or of any amounts due to the Grantee pursuant to settlement of the Award or the subsequent sale of any Shares acquired upon settlement.

8.                                      No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee acknowledges and agrees that he/she has not received any advice from the Company

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(nor any of its subsidiaries), whether of a general or personal nature. The Grantee acknowledges and agrees that he/ she should obtain his/ her own advice, including consulting with his or her own tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

9.                                      Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Award Agreement and any other Award grant materials by and among, as applicable, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

The Grantee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her service with the Group will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Grantee Restricted Share Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact the local human resources representative.

10.                               Governing Law; Venue. The Award and the provisions of this Award Agreement are governed by, and subject to, the laws of the State of California, without regard to the conflict

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of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Award Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including any courts where this grant is made and/or to be performed.

11.                               Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.                               Language. If the Grantee has received this Award Agreement, or any other document related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13.                               Severability. The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

14.                               Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that, depending on the Grantee’s country of residence, the Grantee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Grantee’s ability to acquire or sell Shares or rights to Shares (e.g., Restricted Share Units) under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the Grantee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

15.                               Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any Shares issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

16.                               Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by the Grantee or any other Plan participant.

17.                               Miscellaneous Provisions.

(a)                                 Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Award Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Award Agreement.

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(b)                                 Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, share dividend, share split, reverse share split or other similar change in the Shares, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Award Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of, this Award or Shares acquired pursuant thereto.

(c)                                  Change and Modifications. This Award Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(d)                                 Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Award Agreement and shall not be considered in the interpretation of this Award Agreement.

(e)                                  Saving Clause. If any provision(s) of this Award Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(f)                                   Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(g)                                  Benefit and Binding Effect. This Award Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Award Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(h)                                 Counterparts. For the convenience of the parties and to facilitate execution, this Award Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(i)                                     Integration. This Award Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

18.                               Dispute Resolution.

(a)                                 Except as provided below, any dispute arising out of or relating to the Plan or the Award, this Award Agreement, or the breach, termination or validity of the Plan, the Award or this Award Agreement, shall be finally settled by binding arbitration conducted

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expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b)                                 The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c)                                  The Company, the Grantee, each party to the Award Agreement and any other holder of Shares issued pursuant to this Award Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d)                                 Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Award Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

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19.                               Acknowledgements of the Grantee.

(a)                                 Investment Intent at Grant. The Grantee represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(b)                                 Investment Intent at Settlement. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of this Award resulting in the transfer of Shares that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(c)                                  No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Award Agreement to continue the Grantee’s Service Relationship, and neither the Plan nor this Award Agreement shall interfere in any way the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.

[SIGNATURE PAGE FOLLOWS]

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Non-Employee Award Agreement

The foregoing Award Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ATLASSIAN CORPORATION PLC

By:
Name:
Title:

Address:

By clicking accept, the Grantee agrees that this Award is granted under, and governed by the terms and conditions of, Part B of the 2014 Restricted Share Unit Plan and this Award Agreement, specifically including the arbitration provisions set forth in this Award Agreement. This Award Agreement includes important acknowledgements of the Grantee, each of which are accepted and confirmed by the Grantee’s electronic acceptance below. Electronic acceptance of this Award Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

GRANTEE: [Solium to merge Grantee’s Name and Address here]

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Employee Award Agreement

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

EMPLOYEE RESTRICTED SHARE UNIT AWARD AGREEMENT

FOR GRANTEES OUTSIDE THE U.S.

UNDER PART A OF THE ATLASSIAN CORPORATION PLC

2014 RESTRICTED SHARE UNIT PLAN

Name of Grantee:

No. of Restricted Share Units Granted:

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to Part A of the Atlassian Corporation PLC 2014 Restricted Share Unit Plan (the “Plan”) and the terms and conditions set forth in this Employee Restricted Share Unit Award Agreement for Grantees Outside the U.S. (the “Award Agreement”), including any additional terms and conditions for the Grantee’s country set forth in the Appendix attached hereto (“Appendix,” and, together with the Award Agreement, the “Agreement”), Atlassian Corporation PLC (together with any successor, the “Company”), hereby grants an award of the number of Restricted Share Units listed above (the “Award”) to the Grantee named above. Each Restricted Share Unit shall relate to one Share of [Class A Ordinary Shares] [Restricted Shares]. The Award shall be governed by and subject to the terms of the Plan and the Agreement.

1.                                      Restrictions on Transfer of Award. The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and, subject to the restrictions contained in the Agreement and the Plan, Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Section 2 of this Award Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and the Agreement. In addition, the Restricted Share Units and any Shares issuable upon settlement of the Restricted Share Units shall be subject to the restrictions contained in the Plan.

2.                                      Conditions and Vesting of Restricted Share Units. The Restricted Share Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Share Units will be deemed vested and may be settled in accordance with Section 4 of this Award Agreement.

(a)                                 Time Condition. Subject to the Performance Vesting described in paragraph (b) below, [25] percent of the Restricted Share Units shall satisfy the Time Condition on the 18th day of February, May, August or November, whichever most closely follows the first anniversary of the Vesting Commencement Date (the “Cliff Date”); provided that the Grantee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining [75] percent of the Restricted Share Units shall satisfy the Time Condition in [12] equal [quarterly] installments following the Cliff Date, provided the Grantee continues to have a Service Relationship with the Company at such time. Notwithstanding anything in this Award Agreement to the contrary, in the case of a Sale Event, the Restricted Share Units shall be treated as provided in Section 3 of the Plan.

(b)                                 Performance Vesting. Subject to the Time Condition described in paragraph (a) above, the Restricted Share Units shall only satisfy the Performance Vesting on the first to occur of (i) a Sale Event or (ii) the Company’s Initial Public Offering, in either case, prior to the Expiration Date.

(c)                                  Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Share Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Share Units have not satisfied both the Time Condition and the Performance Vesting, such Restricted Share Units shall expire and be of no further force or effect on the Expiration Date.

(d)                                 Nominal Value of the Shares. It is a condition of the Award that the Grantee shall pay to the Company an amount equal to the nominal value of the Shares issued by the Company to the Grantee pursuant to the Agreement.

3.                                      Termination of Service Relationship. If the Grantee’s Service Relationship with the Group terminates for any reason (including death or Disability) prior to the satisfaction of the Time Condition set forth in Section 2(a) above, any Restricted Share Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Share Units. Any Restricted Share Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Vesting set forth in Section 2(b) above, but shall expire and be of no further force or effect on the Expiration Date; provided, however, that if the Grantee’s Service Relationship with the Company is terminated for Cause, all Restricted Share Units, including any that have satisfied the Time Condition, shall terminate and be forfeited as of the date of such termination for Cause.

For purposes of the Restricted Share Units, the Grantee’s Service Relationship will be considered terminated as of the date the Grantee is no longer actively providing services to the Group (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment or service agreement, if any) and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment or service

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agreement, if any); the Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Restricted Share Units (including whether the Grantee may still be considered to be providing services while on an approved leave of absence).

4.                                      Receipt of Shares. As soon as practicable following each Vesting Date, but in no event later than March 15th of the year following the calendar year in which the Vesting Date occurs, the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have satisfied both the Time Condition and Performance Vesting pursuant to Section 2 of this Award Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Shares. Notwithstanding any other provision of the Plan or the Agreement, the Grantee authorises the Board to procure, on the Grantee’s behalf, that a portion of the Shares (or depositary shares—see below) issued to the Grantee on or shortly after each Vesting Date be sold on the Grantee’s behalf (pursuant to this authorisation and without further consent) to meet the obligation to pay the aggregate nominal value of the Shares issued at such time pursuant to Section 2(d), and the proceeds shall be paid to the Company. Any Shares issued to the Grantee shall be subject to the terms of the Articles. The Company may satisfy its obligation under this section by procuring the creation, delivery or transfer to the Grantee of depositary shares (and, if in certificated form, accompanying depositary receipts) representing the Shares which would otherwise be issued pursuant to this section. Any such depositary shares and/or receipts will be created and delivered in accordance with and subject to the terms of a deposit agreement to be entered into between the Company and a depositary chosen and appointed by the Company, on such terms as the Board in its absolute discretion considers to be appropriate, for the purposes of administering such a depositary programme. References in the Agreement to Shares or the issue of Shares shall consequently be read as including such depositary shares and/or receipts or the creation, delivery or transfer of such depositary shares and/or receipts as appropriate. The Grantee is deemed to consent to the Shares being held by the depositary in accordance with the terms of the deposit agreement.

5.                                      Incorporation of Plan. Notwithstanding anything herein to the contrary, the Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in the Plan. Capitalized terms in the Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Responsibility for Taxes. The Grantee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary which employs the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, social security liabilities, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Share Units, including, but not limited to, the grant, vesting or settlement of the Restricted Share Units, the subsequent sale of any Shares acquired under the Plan and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Share Units to reduce or eliminate the Grantee’s liability for Tax-Related Items

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or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations, if any, with regard to all Tax-Related Items by one or a combination of the following:

(1)                                 withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; or

(2)                                 withholding from proceeds of the sale of Shares acquired upon settlement of the Restricted Share Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent) which method may be limited to Grantees who are not subject to the reporting requirements of Section 16 of the Exchange Act; or

(3)                                 withholding from Shares to be issued upon settlement of the Restricted Share Units the number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due; or

(4)                                 by any other method deemed by the Company to comply with applicable laws.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares subject to the vested Restricted Share Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, the Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

7.                                      Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that:

(a)                                 any Shares issued pursuant to the Award may be subject to restrictions on transfer and certain post-IPO lockup provisions as set forth in the Plan;

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(b)                                 the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(c)                                  the grant of the Restricted Share Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted share units, or benefits in lieu of restricted share units, even if restricted share units have been granted in the past;

(d)                                 all decisions with respect to future restricted share units or other grants, if any, will be at the sole discretion of the Company;

(e)                                  the Award and the Grantee’s participation in the Plan shall not be interpreted as forming an employment or service contract with the Company;

(f)                                   the Grantee is voluntarily participating in the Plan;

(g)                                  the Award and any Shares acquired under the Plan, and the income and value of same, are not intended to replace any pension rights or compensation;

(h)                                 the Award and any Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments;

(i)                                     unless otherwise agreed with the Company, the Award and the Shares subject to the Award, and the income and value of same, are not granted as consideration for, or in connection with, any service the Grantee may provide as a director of the Company or any Subsidiary;

(j)                                    the future value of the Shares underlying the Award is unknown, indeterminable, and cannot be predicted with certainty;

(k)                                 no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment or service agreement, if any), and in consideration of the grant of the Restricted Share Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Employer, the Company or any other Subsidiary, waives his or her ability, if any, to bring any such claim, and releases the Employer, the Company and any other Subsidiary from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(l)                                     unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by the Agreement do not create any entitlement to have the

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Restricted Share Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(m)                             neither the Employer, the Company nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Award or of any amounts due to the Grantee pursuant to settlement of the Award or the subsequent sale of any Shares acquired upon settlement.

8.                                      No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee acknowledges and agrees that he/she has not received any advice from the Company (nor any Subsidiary), whether of a general or personal nature. The Grantee acknowledges and agrees that he/ she should obtain his/ her own advice, including consulting with his or her own tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

9.                                      Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in the Agreement and any other Award grant materials by and among, as applicable, the Employer, the Company and any other Subsidiary or Affiliate for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company and the Employer may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

The Grantee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary

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amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her Service Relationship and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Grantee Restricted Share Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

10.                               Governing Law. The Award and the provisions of the Agreement are governed by, and subject to, the laws of the State of California, without regard to the conflict of law provisions.

11.                               Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.                               Language. If the Grantee has received the Agreement, or any other document related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13.                               Severability. The provisions of the Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

14.                               Appendix. Notwithstanding any provisions in this Award Agreement, the Award shall be subject to any additional terms and conditions set forth in any Appendix to this Award Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of the Agreement.

15.                               Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that, depending on the Grantee’s country, the Grantee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Grantee’s ability to acquire or sell Shares or rights to Shares (e.g., Restricted Share Units) under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the Grantee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply

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with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

16.                               Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any Shares issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

17.                               Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of the Agreement shall not operate or be construed as a waiver of any other provision of the Agreement, or of any subsequent breach by the Grantee or any other Plan participant.

18.                               Miscellaneous Provisions.

(a)                                 Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of the Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of the Agreement.

(b)                                 Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, share dividend, share split, reverse share split or other similar change in the Shares, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in the Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of, the Award or Shares acquired pursuant thereto.

(c)                                  Change and Modifications. The Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. The Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(d)                                 Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of the Agreement and shall not be considered in the interpretation of the Agreement.

(e)                                  Saving Clause. If any provision(s) of the Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(f)                                   Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

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(g)                                  Benefit and Binding Effect. The Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign the Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(h)                                 Counterparts. For the convenience of the parties and to facilitate execution, the Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(i)                                     Integration. The Agreement constitutes the entire agreement between the parties with respect to the Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

19.                               Dispute Resolution.

(a)                                 Except as provided below, any dispute arising out of or relating to the Plan or the Award, the Agreement, or the breach, termination or validity of the Plan, the Award or the Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b)                                 The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c)                                  The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to the Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

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(d)                                 Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

20.                               Acknowledgements of the Grantee.

(a)                                 Investment Intent at Grant. The Grantee represents and agrees that the Shares to be acquired upon settlement of the Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(b)                                 Investment Intent at Settlement. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of the Award resulting in the transfer of Shares that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(c)                                  No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or the Agreement to continue the Grantee’s Service Relationship, and neither the Plan nor the Agreement shall interfere in any way the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.

[SIGNATURE PAGE FOLLOWS]

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Employee Award Agreement

The foregoing Award Agreement, including the additional terms and conditions for the Grantee’s country set forth in the Appendix attached hereto, is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ATLASSIAN CORPORATION PLC

By:
Name:
Title:

Address:

By signing below, the Grantee agrees that the Award is granted under, and governed by the terms and conditions of, Part A of the 2014 Restricted Share Unit Plan and the Agreement, specifically including the additional terms and conditions for the Grantee’s country set forth in the Appendix attached hereto and the arbitration provisions set forth in this Award Agreement. The Agreement includes important acknowledgements of the Grantee, each of which are accepted and confirmed by the Grantee’s signature below. Electronic acceptance of the Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

GRANTEE:

Name:

Address:

APPENDIX

ADDITIONAL TERMS AND CONDITIONS

OF THE

EMPLOYEE RESTRICTED SHARE UNIT AWARD AGREEMENT

FOR GRANTEES OUTSIDE THE U.S.

Capitalized terms used but not defined in this Appendix are defined in the Plan and/or the Award Agreement, and have the meanings set forth therein.

TERMS AND CONDITIONS

This Appendix includes additional terms and conditions that govern the Award granted to the Grantee under the Plan if the Grantee resides and/or works in one of the countries listed below.

If the Grantee is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, is considered a resident of another country for local law purposes, or transfers employment and/or residency between countries after the Grant Date, the Company shall, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to the Grantee under these circumstances.

NOTIFICATIONS

This Appendix also includes information regarding securities, exchange controls, tax and certain other issues of which the Grantee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of January 2015. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted in this Appendix as the only source of information relating to the consequences of the Grantee’s participation in the Plan because the information may be out of date at the time that the Grantee vests in the Award or sell Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of a particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to his or her situation.

If the Grantee is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, is considered a resident of another country for local law purposes, or transfers employment between countries after the Grant Date, the information contained herein may not be applicable in the same manner to the Grantee.

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FRANCE

TERMS AND CONDITIONS

Language Consent. By accepting the Agreement providing for the terms and conditions of the Award, the Grantee confirms having read and understood the documents relating to the Award (the Plan and the Agreement) which were provided in English language. The Grantee accepts the terms of those documents accordingly.

Consentement relatif à la Langue. En acceptant le Contrat décrivant les termes et conditions de l’Attribution, le Bénéficiaire confirme avoir lu et compris les documents relatifs à l’Attribution (le Plan et le Contrat) qui ont été fournis en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause.

NOTIFICATIONS

Tax Information.     The Award is not intended to be a French tax-qualified award.

Foreign Asset/Account Reporting Information.        If the Grantee maintains a foreign bank account, the Grantee is required to report such to the French tax authorities when filing his or her annual tax return.

JAPAN

NOTIFICATIONS

Exchange Control Information. If the Grantee transfers more than ¥30,000,000 in a single transaction for the purchase of Shares when the Restricted Share Units vest, the Grantee must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan.

If the Grantee acquires Shares valued at more than ¥100,000,000 in a single transaction, the Grantee must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the purchase of the Shares. The aforementioned Payment Report is required independently of the Securities Acquisition Report, and therefore, if the total amount the Grantee pays upon a one-time transaction for vesting of the Restricted Share Units exceeds ¥100,000,000, the Grantee must file both a Payment Report and a Securities Acquisition Report.

Foreign Asset/Account Reporting Information. The Grantee is required to report details of any assets (including any Shares acquired under the Plan) held outside of Japan as of December 31 each year, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15th of the following year. The Grantee is advised to consult with his or her personal tax advisor as to whether the reporting obligation applies and whether the Grantee will be required to report details of any Restricted Share Units or Shares he or she hold.

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KOREA

NOTIFICATIONS

Exchange Control Information. If the Grantee remits funds out of Korea for the vesting of Restricted Share Units and the acquisition of Shares, the remittance of funds must be confirmed by a foreign exchange bank in Korea. The Grantee should submit the following supporting documents evidencing the nature of the remittance to the bank together with the confirmation application: (i) the Agreement; (ii) the Plan; and (iii) the Grantee’s certificate of employment.

If the Grantee realizes US$500,000 or more from the sale of Shares or the receipt of any dividends in a single transaction, Korean exchange control laws require the Grantee to repatriate the proceeds to Korea within 18 months of the sale or receipt of such proceeds.

Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (i.e., non-Korean bank accounts, brokerage accounts, etc.) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 1 billion (or an equivalent amount in foreign currency). The Grantee should consult with his or her personal tax advisor to determine his or her personal reporting obligations.

NETHERLANDS

There are no country-specific provisions.

PHILIPPINES

NOTIFICATIONS

Securities Law Information. The Grantee is permitted to dispose or sell Shares acquired under the Plan provided the offer and resale of the Shares takes place outside of the Philippines through the facilities of a stock exchange on which the Shares are listed. Currently, the Shares are not publicly traded on any stock exchange.

UNITED KINGDOM

TERMS AND CONDITIONS

Payable in Shares Only. Notwithstanding any discretion in the Plan or anything to the contrary in the Award Agreement, the Award does not provide any right for the Grantee to receive a cash payment, and the Restricted Share Units are payable in Shares only.

Responsibility for Taxes. The following provisions supplement Section 6 of the Award Agreement:

If payment or withholding of the Tax-Related Items is not made within 90 days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Items occurs or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by the

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Grantee to the Employer, effective on the Due Date. The Grantee agrees that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 6 of the Award Agreement. Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the Grantee will not be eligible for such a loan to cover the income tax due. In the event that the Grantee is a director or executive officer and the income tax is not collected from or paid by the Grantee by the Due Date, the amount of any uncollected income tax may constitute a benefit to the Grantee on which additional income tax and national insurance contributions may be payable. The Grantee is responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime, and for reimbursing the Company and/or the Employer (as applicable) the amount of any employee National Insurance contributions due on this additional benefit which may be recovered from the Grantee at any time thereafter by any of the means referred to in Section 6 of the Award Agreement.

Joint Election for Transferring Employer National Insurance Contributions. As a condition of the Grantee’s participation in the Plan, the Grantee agrees to accept any liability for secondary Class 1 National Insurance contributions (the “Employer’s Liability”) which may be payable by the Company and/or the Employer in connection with the Award and any event giving rise to Tax-Related Items. Without limitation to the foregoing, the Grantee agrees to execute a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer’s Liability to the Grantee. The Grantee further agrees to execute such other joint elections as may be required between him or her and any successor to the Company and/or the Employer. The Grantee further agrees that the Company and/or the Employer may collect the Employer’s Liability by any of the means set forth in Section 6 of the Award Agreement.

If the Grantee does not enter into the Joint Election prior to vesting of the Award or any other event giving rise to Tax-Related Items, the Grantee will forfeit the Award and any benefits in connection with the Award, and any Shares that have been issued will be returned to the Company at no cost to the Company, without any liability to the Company and/or the Employer.

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Employee Award Agreement - Australia

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

EMPLOYEE RESTRICTED SHARE UNIT AWARD AGREEMENT

UNDER PART A OF THE ATLASSIAN CORPORATION PLC

2014 RESTRICTED SHARE UNIT PLAN

Name of Grantee:
No. of Restricted Share Units Granted:
Grant Date:
Vesting Commencement Date:
Expiration Date:

Pursuant to Part A of the Atlassian Corporation Plc 2014 Restricted Share Unit Plan (the “Plan”) and the terms and conditions set forth in this Employee Restricted Share Unit Award Agreement (the “Award Agreement”), Atlassian Corporation Plc (together with any successor, the “Company”), hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above. Each Restricted Share Unit shall relate to one Share of Class A Ordinary Shares. The Award shall be governed by and subject to the terms of the Plan and this Award Agreement.

1.                                      Restrictions on Transfer of Award. The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and, subject to the restrictions contained in this Award Agreement and the Plan, Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Section 2 of this Award Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Award Agreement. In addition, the Restricted Share Units and any Shares issuable upon settlement of the Restricted Share Units, shall be subject to the restrictions contained in the Plan.

2.                                      Conditions and Vesting of Restricted Share Units. The Restricted Share Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Share Units will be deemed vested and may be settled in accordance with Section 4 of this Award Agreement.

(a)                                 Time Condition. Subject to the Performance Vesting described in paragraph (b) below, twenty-five (25) percent of the Restricted Share Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date (the “Cliff Date”);

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provided that the Grantee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining seventy-five (75) percent of the Restricted Share Units shall satisfy the Time Condition in twelve (12) equal quarterly installments on each quarterly anniversary following the Cliff Date, provided the Grantee continues to have a Service Relationship with the Company at such time. For example, if the first anniversary of the Vesting Commencement Date were February 18, then the quarterly anniversary would occur on May 18, August 18, November 18 and February 18 over the following twelve (12) quarters. Notwithstanding anything in this Award Agreement to the contrary in the case of a Sale Event, the Restricted Share Units shall be treated as provided in Section 3 of the Plan.

(b)                                 Performance Vesting. Subject to the Time Condition described in paragraph (a) above, the Restricted Share Units shall only satisfy the Performance Vesting on the first to occur of (i) a Sale Event or (ii) the Company’s Initial Public Offering, in either case, prior to the Expiration Date.

(c)                                  Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Share Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Share Units have not satisfied both the Time Condition and the Performance Vesting, such Restricted Share Units shall expire and be of no further force or effect on the Expiration Date.

(d)                                 Nominal value of the Shares. It is a condition of the Award that the Grantee shall pay to the Company an amount equal to the nominal value of the Shares issued by the Company to the Grantee pursuant to this Award Agreement.

3.                                      Termination of Service Relationship. If the Grantee’s Service Relationship with the Group terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in Section 2(a) above, any Restricted Share Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Share Units. Any Restricted Share Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Vesting set forth in Section 2(b) above, but shall expire and be of no further force or effect on the Expiration Date; provided, however that if the Grantee’s Service Relationship with the Company is terminated for Cause, all Restricted Share Units, including any that have satisfied the Time Condition, shall terminate and be forfeited as of the date of such termination for Cause.

4.                                      Receipt of Shares. As soon as practicable following each Vesting Date, but in no event later than March 15th of the year following the calendar year in which the Vesting Date occurs, the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have satisfied the Time Condition and Performance Vesting pursuant to Section 2 of this Award Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Shares. Notwithstanding any other provision of the Plan or this Award Agreement, at any time prior to issuing the Shares as set out above, the Company may elect to satisfy the Award in cash in lieu of Shares. Notwithstanding any other provision of the Plan or this Award Agreement, the

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Grantee authorises the Board to procure, on the Grantee’s behalf, that a portion of the Shares (or depositary shares —see below) issued to the Grantee on or shortly after each Vesting Date are sold on the Grantee’s behalf (pursuant to this authorisation and without further consent) to meet the obligation to pay the aggregate nominal value of the Shares issued at such time pursuant to Section 2(d), and the proceeds shall be paid to the Company. Any Shares issued to a Grantee shall be subject to the terms of the Articles. The Company may satisfy its obligation under this section by procuring the creation, delivery or transfer to the Grantee of depositary shares (and, if in certificated form, accompanying depositary receipts) representing the Shares which would otherwise be issued pursuant to this section. Any such depositary shares and/or receipts will be created and delivered in accordance with and subject to the terms of a deposit agreement to be entered into between the Company and a depositary chosen and appointed by the Company, on such terms as the Board in its absolute discretion considers to be appropriate, for the purposes of administering such a depositary programme. References in this Award Agreement to Shares or the issue of Shares shall consequently be read as including such depositary shares and/or receipts or the creation, delivery or transfer of such depositary shares and/or receipts as appropriate. Grantees are deemed to consent to the Shares being held by the depositary in accordance with the terms of the deposit agreement.

5.                                      Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in the Plan. Capitalized terms in this Award Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Responsibility for Taxes. The Grantee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary which employs the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, social security liabilities, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Share Units, including, but not limited to, the grant, vesting or settlement of the Restricted Share Units, the subsequent sale of any Shares acquired under the Plan and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Share Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations, if any, with regard to all Tax-Related Items by one or a combination of the following:

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(1)                                 withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; or

(2)                                 withholding from proceeds of the sale of Shares acquired upon settlement of the Restricted Share Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent) which method may be limited to Grantees who are not subject to the reporting requirements of Section 16 of the Exchange Act; or

(3)                                 withholding from Shares to be issued upon settlement of the Restricted Share Units the number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due; or

(4)                                 by any other method deemed by the Company to comply with applicable laws.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee is deemed to have been issued the full number of shares subject to the vested Restricted Share Units, notwithstanding that a number of the shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, the Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

7.                                      Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that:

(a)                                 any Shares issued pursuant to this Award are subject to restrictions on transfer and certain post-IPO lockup provisions as set forth in the Plan;

(b)                                 the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(c)                                  the grant of the Restricted Share Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted share units, or benefits in lieu of restricted share units, even if restricted share units have been granted in the past;

(d)                                 all decisions with respect to future restricted share units or other grants or the making of elections, if any, will be at the sole discretion of the Company;

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(e)                                  the Award and the Grantee’s participation in the Plan shall not be interpreted as forming an employment contract with the Company;

(f)                                   the Grantee is voluntarily participating in the Plan;

(g)                                  the Award and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(h)                                 the Award and any Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments;

(i)                                     the future value of the Shares underlying the Award is unknown, indeterminable, and cannot be predicted with certainty;

(j)                                    no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s employment relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and in consideration of the grant of the Restricted Share Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Employer, the Company or any other Subsidiary, waives his or her ability, if any, to bring any such claim, and releases the Employer, the Company and any other Subsidiary from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k)                                 unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Share Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(l)                                     neither the Employer, the Company nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Award or of any amounts due to the Grantee pursuant to settlement of the Award or the subsequent sale of any Shares acquired upon settlement.

8.                                      No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee acknowledges and agrees that he/she has not received any advice from the Company (nor any of its subsidiaries), whether of a general or personal nature. The Grantee acknowledges and agrees that he/ she should obtain his/ her own advice, including consulting with his or her

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own tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

9.                                      Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Award Agreement and any other Award grant materials by and among, as applicable, the Employer, the Company and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company and the Employer may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

The Grantee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Grantee Restricted Share Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

10.                               Governing Law; Venue. The Award and the provisions of this Award Agreement are governed by, and subject to, the laws of the State of California, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Award Agreement, relating to it, or arising from it, the parties hereby submit to and consent

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to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including any courts where this grant is made and/or to be performed.

11.                               Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.                               Language. If the Grantee has received this Award Agreement, or any other document related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13.                               Severability. The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

14.                               Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that, depending on the Grantee’s country of residence, the Grantee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Grantee’s ability to acquire or sell Shares or rights to Shares (e.g., Restricted Share Units) under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the Grantee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

15.                               Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any Shares issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

16.                               Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by the Grantee or any other Plan participant.

17.                               Miscellaneous Provisions.

(a)                                 Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Award Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Award Agreement.

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(b)                                 Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, share dividend, share split, reverse share split or other similar change in the Shares, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Award Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of, this Award or Shares acquired pursuant thereto.

(c)                                  Change and Modifications. This Award Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(d)                                 Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Award Agreement and shall not be considered in the interpretation of this Award Agreement.

(e)                                  Saving Clause. If any provision(s) of this Award Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(f)                                   Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(g)                                  Benefit and Binding Effect. This Award Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Award Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(h)                                 Counterparts. For the convenience of the parties and to facilitate execution, this Award Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(i)                                     Integration. This Award Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

18.                               Dispute Resolution.

(a)                                 Except as provided below, any dispute arising out of or relating to the Plan or the Award, this Award Agreement, or the breach, termination or validity of the Plan, the Award or this Award Agreement, shall be finally settled by binding arbitration conducted

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expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b)                                 The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c)                                  The Company, the Grantee, each party to the Award Agreement and any other holder of Shares issued pursuant to this Award Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d)                                 Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Award Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

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19.                               Acknowledgements of the Grantee.

(a)                                 Investment Intent at Grant. The Grantee represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(b)                                 Investment Intent at Settlement. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of this Award resulting in the transfer of Shares that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(c)                                  No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Award Agreement to continue the Grantee’s Service Relationship, and neither the Plan nor this Award Agreement shall interfere in any way the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.

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Employee Award Agreement - Australia

The foregoing Award Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ATLASSIAN CORPORATION PLC

By:
Name:
Title:

Address:

By clicking accept, the Grantee agrees that this Award is granted under, and governed by the terms and conditions of, Part A of the 2014 Restricted Share Unit Plan and this Award Agreement, specifically including the arbitration provisions set forth in this Award Agreement. This Award Agreement includes important acknowledgements of the Grantee, each of which are accepted and confirmed by the Grantee’s electronic acceptance below. Electronic acceptance of this Award Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

GRANTEE: [Solium to merge Grantee’s Name and Address here]

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